Exhibit 99.1
FOR IMMEDIATE RELEASE
Nakaya, Amkor and Toshiba Sign Definitive Agreements
on Joint Venture for Semiconductor Assembly and Test Services
Oita and Tokyo, Japan, and Chandler, AZ, October 23, 2009 -— Nakaya Microdevices Corporation (NMD), Amkor Technology, Inc. (Nasdaq: AMKR) and Toshiba Corporation (TOKYO: 6502) today announced that they have signed definitive agreements for the formation of a joint venture to provide semiconductor assembly and final testing services in Japan. NMD, Amkor and Toshiba entered into discussions regarding a possible joint venture at the start of this year, and today’s announcement follows an April 28, 2009 memorandum of understanding between the parties. The new company is expected to begin operations on October 31.
Under the terms of the definitive agreements, NMD will become a joint venture, 60% owned by the existing shareholders of NMD, 30% by Amkor and 10% by Toshiba, and it will change its name to J-Devices Corporation (“J-Devices”).

Under the definitive agreements, the following equipment and operations will be transferred to J-Devices: the back-end process business, including technology development, at Toshiba LSI Package Solutions Corporation (“TPACS”), a Japan-based semiconductor packaging company wholly owned by Toshiba; the system LSI and memory back-end process equipment at TPACS’ Oita Works and Fukuoka Works; and certain wafer probing equipment installed at Toshiba’s Oita Operations. TPACS’ employees working for the transferred business will engage in the same business at J-Devices.
Amkor is expected to invest approximately 1.5 billion JPY (approximately $17 million) in J-Devices and to purchase certain assembly and test equipment from Toshiba for about 4.0 billion JPY (approximately $45 million) and lease such equipment to J-Devices. Toshiba is expected to invest approximately 0.5 billion JPY. In addition, Amkor will have the right to acquire a majority interest in J-Devices in 2012.
J-Devices aims to become a leading provider of semiconductor assembly and test services in Japan by combining the benefits of NMD’s low-cost operations, Amkor’s manufacturing expertise and global materials and component procurement capabilities, and Toshiba’s cutting-edge technology and know-how.
The closing under the definitive documents is subject to customary closing conditions, including receipt of debt financing.
Outline of J-Devices Corporation (expected upon closing)
Location: 1913-2, Fukura, Usuki City, Oita Prefecture, Japan
President and CEO: Yoshifumi Nakaya
Start of Operation: October 31, 2009 (scheduled)
Ownership: 60% by existing shareholders of NMD, 30% Amkor and 10% Toshiba
Stated Capital: 1,770 million yen (pro forma as of October 31, 2009)
Employees: Approximately 2,000
Business: Semiconductor assembly and testing services

About Nakaya
Founded in 1970 in Oita, Japan, Nakaya Microdevices Corporation has served as an independent provider of semiconductor assembly and test services for nearly 40 years. More information is available in Japanese at http://www.nakaya-md.co.jp/
About Amkor
Amkor is a leading provider of semiconductor assembly and test services to semiconductor companies and electronics OEMs. More information on Amkor is available from the company’s SEC filings and on Amkor’s website: www.amkor.com.
About Toshiba
Toshiba is a world leader and innovator in pioneering high technology, and a diversified manufacturer and marketer of advanced electronic and electrical products spanning information & communications systems; digital consumer products; electronic devices and components; power systems, including nuclear energy; industrial and social infrastructure systems; and home appliances.
Toshiba was founded in 1875, and today operates a global network of more than 730 companies, with 199,000 employees worldwide. Visit Toshiba’s web site at www.toshiba.co.jp/index.htm
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NMD
Disclaimer:
This press release contains forward-looking statements concerning future plans, strategies and the performance of Nakaya Microdevices Corporation. These statements are based on management’s assumptions and beliefs in light of the economic, financial and other data currently available. Furthermore, they are subject to a number of risks and uncertainties. Nakaya therefore wishes to caution readers that actual results might differ materially from our expectations. Major risk factors that may have a material influence on results are indicated below, though this list is not necessarily exhaustive.
•	Disputes including lawsuits in Japan and other countries;
•	Success or failure of alliances or joint ventures promoted in collaboration with other companies;
•	Success or failure of new businesses or R&D investment;
•	Changes in political and economic conditions in Japan and abroad; unexpected regulatory changes;
•	Major disasters, including earthquakes and typhoons;
•	Rapid changes in the supply/demand situation in major markets and intensified price competition;
•	Significant capital expenditure for production facilities and rapid changes in the market;
•	Changes in financial markets, including fluctuations in interest rates and exchange rates.
Amkor
Forward-Looking Statement Disclaimer
This press release contains forward-looking statements within the meaning of U.S. federal securities laws. All statements other than statements of historical fact are considered forward-looking statements including, without limitation, statements regarding the establishment, structure, content and performance of the joint venture. These forward-looking statements involve a number of risks, uncertainties, assumptions and other factors that could affect future results and cause actual results and events to differ materially from historical and expected results and those expressed or implied in the forward looking statements, including, but not limited to, the following: the closing of the joint venture is subject to receipt of debt financing and any necessary government approvals and the other closing conditions contained in the definitive agreements; and the performance of the joint venture will depend on the parties’ ability to successfully integrate and manage their contributions to the venture. Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the operating results and financial condition of the joint venture or Amkor are discussed in Amkor’s Annual Report on Form 10-K for the year ended December 31, 2008 and in Amkor’s subsequent filings with the Securities and Exchange Commission made prior to or after the date hereof. Amkor undertakes no obligation to review or update any forward-looking statements to reflect events or circumstances occurring after the date of this press release.
Toshiba
Disclaimer:
This press release contains forward-looking statements concerning future plans, strategies and the performance of Toshiba Group. These statements are based on management’s assumptions and beliefs in light of the economic, financial and other data currently available. Furthermore, they are subject to a number of risks and uncertainties. Toshiba therefore wishes to caution readers that actual results might differ materially from our expectations. Major risk factors that may have a material influence on results are indicated below, though this list is not necessarily exhaustive.
•	Disputes including lawsuits in Japan and other countries;
•	Success or failure of alliances or joint ventures promoted in collaboration with other companies;

•	Success or failure of new businesses or R&D investment;
•	Changes in political and economic conditions in Japan and abroad; unexpected regulatory changes;
•	Major disasters, including earthquakes and typhoons;
•	Rapid changes in the supply/demand situation in major markets and intensified price competition;
•	Significant capital expenditure for production facilities and rapid changes in the market;
•	Changes in financial markets, including fluctuations in interest rates and exchange rates.
Press Contact:
Nakaya Microdevices Corporation
Keitaro Kai
TEL: +81-(50)3161-4938
e-mail: keitaro.kai@nakaya-md.co.jp
Amkor Technology, Inc.
Joanne Solomon
Corporate Vice President & Chief Financial Officer
TEL: +1-480-821-5000 Extension 5416
email: joanne.solomon@amkor.com
Toshiba Corporation
Corporate Communications Office
TEL: +81-(3)3457-2105
http://www.toshiba.co.jp/contact/media.htm